Exhibit 99.3

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

9/19 - 10/1 [b]
Pieces Shipped	7,676
Pieces Produced	8,021
Days Operated	9

Shipments
Net Upholstery Shipments	$3,038,038
Part Sales	32,276
Outside Frame Sales	43,169
Kiln Drying	74,591

Net Shipments	3,188,074

Trucking
Trucking revenue	231,834
Trucking expense	(237,106)

Net Trucking	(5,272)

Cost of Sales
Std COS - raw materials	1,222,758
Purchase price variance	(14,260)
Material usage variance	(71,920)
Inventory Change	13,401
Cash discounts	5

Actual raw materials	1,295,532

Std COS - labor	462,823
Labor variance	(101,862)

Actual labor	564,685

Std COS - factory overhead	672,700
Factory overhead variance	(186,864)

Actual factory overhead	859,564

Actual cost of sales	2,719,781
% of shipments	85.3%

Gross Profit	463,021
% of shipments	14.5%

SG&A
Commissions	115,528
Selling	245,010
Advertising	75,393
Administrative	225,673

Total SG&A	661,604

Operating Profit	(198,583)
% of shipments	-6.2%

Royalty expense	61,623
Interest expense	58,249

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

9/19 - 10/1 [b]
Other inc & exp	4,658

Earnings Before Taxes	(313,797)
% of shipments	-9.8%

Income Taxes	—

Earnings After Taxes	(313,797)
% of shipments	-9.8%

EBITDA	$(101,493)
% of shipments	-3.2%

[a]	Rowe Furniture, Inc. maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.
[b]	Rowe Furniture, Inc. operates on a fiscal calendar. Fiscal September ended on October 1, 2006.

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	As of 09/18/06	As of 10/1/2006 [a]
Assets
Cash & Equivalents	$350,065	$858,106

Accounts Receivable - Storehouse	2,674,128	2,674,507
Accounts Receivable - Trade	10,987,172	11,519,463
Accounts Receivable - Other	83,578	5,234
Allowance for Doubtful Accounts	(318,208)	(308,450)
Allowance for Returns & Allowances	(359,655)	(462,092)

Total Current Receivables	13,067,016	13,428,662

Raw Materials	8,770,066	9,038,766
Frame Inventory	1,602,803	1,566,514
Allowance for Obsolescence	(787,771)	(796,070)
Work in Process	1,082,245	931,842
Finished Goods	2,575,660	2,808,189

Total Inventories	13,243,003	13,549,240

Prepaid Insurance	5,337	(90,625)
Prepaid Rent	182,642	235,306
Other Prepaid Expenses	38,971	27,899
Supplies	58,335	58,335
Deposits	126,714	126,714

Total Other Current Assets	412,000	357,630

Total Current Assets	27,072,084	28,193,638

Intercompany Accounts	12,846,722	13,224,849
Cash Surrender Value - Life Insurance	1,690,009	1,700,574
Deferred Income Taxes	3,948,050	3,948,050
Goodwill	13,182,288	13,182,288

Land	405,124	405,124
Land Improvements	4,205,477	4,205,477
Buildings & Improvements	28,433,225	28,433,225
Machinery & Equipment	27,172,891	27,172,891
Furniture & Fixtures	682,680	682,680
Automobiles	293,168	293,168
Computers & Software	5,331,322	5,331,322
Leasehold Improvements	576,754	576,754
Construction in Process	106,426	111,819

Total Fixed Assets @ Cost	67,207,069	67,212,461

Accumulated Depr - Land Improvement	(1,558,039)	(1,563,827)
Accumulated Depr - Buildings	(12,630,617)	(12,654,685)
Accumulated Depr - Mach & Equip	(19,497,565)	(19,533,410)
Accumulated Depr - Furn & Fixtures	(607,886)	(614,212)
Accumulated Depr - Automobiles	(292,335)	(292,349)
Accumulated Depr - Computers & Soft	(2,830,968)	(3,503,178)
Accumulated Depr - Leasehold Improv	(563,578)	(563,672)

Total Accumulated Depreciation	(37,980,988)	(38,725,332)

Fixed Assets Net of Depreciation	29,226,080	28,487,129

Total Long-Term Assets	60,893,149	60,542,890

Total Assets	87,965,233	88,736,528

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	As of 09/18/06	As of 10/1/2006 [a]
Liabilities

Liabilities Not Subject to Compromise
Current Portion of Long Term Debt	—	—
Accounts Payable	—	970,493
Employee Withholdings	—	393,819
Sales & Use Taxes Payable	—	490
Net Payroll Due Employees	—	671,569
Payroll Taxes Payable	—	50,224

Total Current Payables	—	2,086,595

Accrued Life Insurance	—	3,903
Accrued Property Taxes	—	11,418
Accrued Vacation & Holiday Pay	—	27,367
Accrued Royalty Fees	—	59,326
Accrued Computer Maintenance Costs	—	11,965
Accrued Professional Services	—	2,364
Accrued Advertising Expenses	—	53,148
Accrued Showroom Expenses	—	38,581
Other Accrued Expenses	—	10,181
Income Taxes Payable	—	—

Total Accrued Expenses	—	218,253

Total Current Liabilities	—	2,304,848

Capitalized Lease	—	—
Deferred Income Taxes	—	—
Deferred Compensation	—	2,884

Total Long Term Liabilities	—	2,884

Total Liabilities Not Subject to Compromise	—	2,307,732

Liabilities Subject to Compromise [b]	16,701,926	15,556,142

Total Liabilities	16,701,926	17,863,874

Stockholder Equity
Common Stock at Par Value	902,463	902,463
Capital in Excess of Par	12,530,801	12,530,801
Retained Earnings	75,160,199	70,304,166
Treasury Stock	(12,550,979)	(12,550,979)
Current Year Earnings	(4,779,177)	(313,797)

Total Equity	71,263,307	70,872,654

Total Liabilities & Stockholder Equity	$87,965,233	$88,736,528

[a]	Rowe Furniture, Inc. operates on a fiscal calendar. Fiscal September ended on October 1, 2006.
[b]	The Debtor is currently reconciling pre and post petition amounts owed. Liabilities subject to Compromise may change based on this reconciliation.